ING Life Insurance and Annuity Company Variable Annuity Account C Pension IRA For 1992, 1994 and 2004 Contracts Supplement dated June 10, 2005 to the Contract Prospectus dated April 29, 2005
The information in this Supplement updates and amends certain information contained in the Contract Prospectus. You should read this Supplement along with the current Contract Prospectus.

The third paragraph under "Purchase Payment Methods" in the section entitled "Purchase" on page 19 in the Contract Prospectus is deleted and replaced with the following:

Rollovers or transfers must meet current minimum underwriting requirements, and subsequent rollovers or payments may be added as long as they meet our minimum requirements at time of deposit.

X.75988-05A	June 2005